UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

  FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2007

SONGZAI INTERNATIONAL HOLDING GROUP, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-66994	43-1932733
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

20337 Rimview Place

Walnut, California 91789

(Address of Principal Executive Offices)

(909) 468-2840

(Issuer Telephone number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Songzai International Holding Group, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Explanatory Note:

The Registrant files this Amendment No. 1 to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2007 (the “Form 8-K”) to include the letter received from Jimmy C.H. Cheung & Co. subsequent to the filing of the original Form 8-K as to whether it agrees with the statements made by the Registrant regarding Jimmy C.H. Cheung & Co. in that previously filed Form 8-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On October 19, 2007, the Registrant dismissed Jimmy C.H. Cheung & Co., as its certifying independent public accountant (“Independent Public Accountant”). The decision to dismiss Jimmy C.H. Cheung & Co. as the Registrant’s Independent Accountant was approved by the Registrant’s Board of Directors.

The reports of Jimmy C.H. Cheung & Co. on the Registrant’s financial statements for its fiscal years ended December 31, 2006 and 2005 did not contain adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant’s fiscal years ended December 31, 2006 and 2005 and the subsequent interim periods preceding the termination, there were no disagreements with Jimmy C.H. Cheung & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Jimmy C.H. Cheung & Co., would have caused Jimmy C.H. Cheung & Co. to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years or subsequent interim periods. Further, during the Registrant’s fiscal years ended December 31, 2006 and 2005 and the subsequent interim periods preceding the termination, there were no “reportable events” as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

The Registrant provided Jimmy C.H. Cheung & Co. with the foregoing disclosure and requested that Jimmy C.H. Cheung & Co. furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agreed with the Registrant’s statements in this Item 4.01(a) and that such letter be provided so that it can be filed with the SEC within ten (10) business days after the filing of this original Current Report on Form 8-K (“Form 8-K”). This amendment to the Current Report on Form 8-K that the Registrant previously filed on October 23, 2007 is being filed to include a copy of the SEC Letter that was received from Jimmy C.H. Cheung & Co. The SEC letter is attached as Exhibit 16.1 to this Form 8-K/A.

(b) Effective October 19, 2007, Goldman & Parks, LLP (“Goldman & Parks”), was engaged as the Registrant’s new Independent Public Accountant. Prior to engaging Goldman & Parks, the Registrant had not consulted with Goldman & Parks regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B. The engagement of Goldman & Parks as the Registrant’s new certifying independent public accountant was also approved by our Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
	Exh. No.	Description
	16.1	Letter from Jimmy C.H. Cheung & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONGZAI INTERNATIONAL HOLDING GROUP, INC.
(Registrant)

Date: November 1, 2007
/s/ Hongjun Li,
Hongjun Li, President